UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 24, 2015 (July 22, 2015)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

909 Lake Carolyn Parkway, Suite 600

Irving, Texas 75039

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

Dismissal of Remaining Derivative Securities Case

As previously reported by Magnum Hunter Resources Corporation (the “Company”) in its filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, a series of stockholder derivative cases (the “Derivative Cases”) were filed against certain of the Company’s officers and directors alleging that the individual defendants unjustly enriched themselves and breached their fiduciary duties to the Company by publishing allegedly false and misleading statements to the Company’s investors regarding the Company’s business and financial position and results, and allegedly failing to maintain adequate internal controls.  As previously reported, all of the Derivative Cases were previously dismissed except for one suit filed on March 19, 2014 by Richard Harveth (the “Harveth Case”) in the 125th District Court of Harris County, Texas (the “Harris County Court”).  The Company and the individual defendants had previously moved for summary judgment with respect to the Harveth Case.

On June 22, 2015, the Harris County Court issued an Order and Final Judgment granting the Company’s and the individual defendants’ motion for summary judgment in its entirety and entering a final judgment dismissing the Harveth Case.  The plaintiffs may file an appeal.  A copy of the Order and Final Judgment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

With the dismissal of the Harveth Case, the Company and the individual defendants have now been successful in defending all of the Derivative Cases.  In addition, as previously reported in a Current Report on Form 8-K filed by the Company with the SEC on June 30, 2015, all of the class action complaints previously filed against the Company and certain of its officers relating to alleged accounting issues have also been dismissed.  Accordingly, all of the lawsuits filed by or on behalf of shareholders of the Company relating to the allegations described in the first paragraph of this Item 7.01 and this paragraph have now been dismissed and no cash settlements of any form have been paid by the Company or any of the Company’s insurance carriers in connection with these lawsuits.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the related Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01                                           Other Events

The disclosure set forth in Item 7.01 of this Current Report on Form 8-K, but excluding Exhibit 99.1, is incorporated by reference into this Item 8.01.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Order and Final Judgment of the 125th District Court of Harris County, Texas, dated July 22, 2015.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: July 24, 2015	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Order and Final Judgment of the 125th District Court of Harris County, Texas, dated July 22, 2015.